UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 24, 2013

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NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4 Waterway Square Place, Suite 100
The Woodlands, Texas 77380
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 210-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On July 24, 2013, Newfield Exploration Company (“Newfield”) issued a press release announcing its second quarter 2013 financial results and provided an update on operations. A copy of that press release is furnished herewith as Exhibit 99.1.

The information in Item 2.02 of this Current Report, including the exhibit attached hereto as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2013, Newfield’s Board of Directors, upon the recommendation of the Nominating & Corporate Governance Committee of the Board, approved an amendment and restatement of Newfield’s Bylaws, effective as of July 24, 2013 (as amended and restated, the “Bylaws”), that added an exclusive forum provision designating Delaware as the sole forum for various stockholder lawsuits.

ARTICLE VIII
ADJUDICATION OF DISPUTES

Section 8.01                            Exclusive Forum.  Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the Delaware General Corporation Law or the Corporation’s Certificate of Incorporation or Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation governed by the internal affairs doctrine, shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware), in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provision of this Article VIII.

Item 7.01  Regulation FD Disclosure

On July 24, 2013, Newfield issued its @NFX publication, which details the Company’s year-to-date operational highlights and complete hedging positions as of  July 22, 2013.  A copy of the publication is furnished herewith as Exhibit 99.2.

The information in Item 7.01 of this Current Report, including the exhibit attached hereto as Exhibit 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
	3.2	Amended and Restated Bylaws, effective July 24, 2013
	99.1	Second Quarter 2013 Financial Results and Update on Operations issued by Newfield on July 24, 2013
	99.2	@ NFX Publication issued by Newfield on July 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: July 25, 2013	By:	/s/ John D. Marziotti
John D. Marziotti
General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
3.2	Amended and Restated Bylaws, effective July 24, 2013
99.1	Second Quarter 2013 Financial Results and Update on Operations issued by Newfield on July 24, 2013
99.2	@ NFX Publication issued by Newfield on July 24, 2013

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